AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 17, 1997.
                                                     REGISTRATION NO. 333-
------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                  PENWEST, LTD.
             (Exact name of Registrant as specified in its charter)

                  WASHINGTON                     91-122136
         (State or other jurisdiction        (I.R.S. Employer
             of incorporation or            Identification No.)
                organization)

                       777 - 108TH AVENUE N.E., SUITE 2390
                         BELLEVUE, WASHINGTON 98004-5193
                    (Address of principal executive offices)

                      PENWEST, LTD. 1994 STOCK OPTION PLAN
                            (Full title of the plan)

                                 TOD R. HAMACHEK
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  PENWEST, LTD.
                       777 - 108TH AVENUE N.E., SUITE 2390
                         BELLEVUE, WASHINGTON 98004-5193
                     (Name and address of agent for service)

                                 (206) 462-6000

          (Telephone number, including area code, of agent for service)

  ===================================================================================================================
                                                                                PROPOSED MAXIMUM       AMOUNT OF
    TITLE OF SECURITIES TO BE        AMOUNT TO          PROPOSED MAXIMUM       AGGREGATE OFFERING     REGISTRATION
            REGISTERED             BE REGISTERED       OFFERING PRICE PER             PRICE              FEE(1)
                                                            SHARE(1)
  ===================================================================================================================
  Common Stock, par value $1.00    500,000 shares         $ 19.00                   $ 9,500,000        $ 2,879
  ===================================================================================================================

(1) The proposed maximum offering price per share and the registration fee were calculated in accordance with rule 457(c) and (h) based on the average of the high and low prices for shares of the registrant's Common Stock on March 10, 1997, as quoted by the Nasdaq National Market, which was $ 19.00 per share.


                            Page 1 of ___ pages.
                      Exhibit Index begins at page II-5

                      REGISTRATION OF ADDITIONAL SECURITIES

      Pursuant to General Instruction E, this Registration Statement on Form S-8 is filed by PENWEST, LTD. (the "Registrant") to register additional securities under the PENWEST, LTD. 1994 Stock Option Plan (the "Option Plan") covered by and filed as an exhibit to the Registrant's Registration Statement on Form S-8 (No. 33-58799). The additional securities are to be issued pursuant to an amendment to the Option Plan approved by the Registrant's Board of Directors on December 12, 1996 and by the Registrant's Shareholders on January 21, 1997. Portions of Registration Statement No. 33-58799 are incorporated herein by reference.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.

The documents listed in (a) through (c) below are incorporated by reference in this Registration Statement.

      (a) The Registrant's latest Annual Report on Form 10-K filed pursuant to
          Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for the Company's fiscal year ended August 31, 1996.

      (b) All other reports filed pursuant to Section 13(a) of the Exchange Act since the filing of the Form 10-K, as amended, by reference herein to
          (a) above.

      (c) The description of the Registrant's securities contained in a Registration Statement filed pursuant to Section 12 of the Exchange Act.

All documents filed by the Registrant pursuant to Section 13(a), 14, or 15(d) of the Exchange Act after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.

ITEM 4.     DESCRIPTION OF SECURITIES

Not applicable.

ITEM 5.     INTERESTS OF NAMED EXPERTS AND COUNSEL.

None.

ITEM 6.     INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Incorporated herein by reference to Registration Statement No. 33-58799.

ITEM 7.     EXEMPTION FROM REGISTRATION CLAIMED.

Not applicable.

ITEM 8.     EXHIBITS.

EXHIBIT NUMBER
--------------

      4.1       PENWEST, LTD. 1994 Stock Option Plan, as amended
      5.1       Opinion of Bogle & Gates P.L.L.C.
     23.1       Consent of Bogle & Gates P.L.L.C. (included in Exhibit 5.1)
     23.2       Consent of Ernst & Young LLP
     24.1       Power of Attorney (See page II-4 of this Registration
                Statement)

ITEM 9.     UNDERTAKINGS.

      Incorporated herein by reference to Registration Statement No. 33-58799.

                                   SIGNATURES

      The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bellevue, Washington on this 21st day of January, 1997.

                              PENWEST, LTD.



                              By   /s/ Tod R. Hamachek
                                 ----------------------------------------
                                 Tod R. Hamachek
                                 President and Chief Executive Officer

                                POWER OF ATTORNEY

      Each person whose signature appears below constitutes and appoints Tod R. Hamachek and Jeffrey T. Cook, or either of them, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

           SIGNATURE                       TITLE                   DATE
           ---------                       -----                   ----
/s/ Tod R. Hamachek             President, Chief Executive  January 21, 1997
------------------------------- Officer and Director
    Tod R. Hamachek             (Principal Executive
                                Officer)


/s/ Jeffrey T. Cook             Vice President, Finance     January 21, 1997
------------------------------- and Chief Financial
    Jeffrey T. Cook             Officer (Principal
                                Financial and Accounting
                                Officer)


/s/ N. Stewart Rogers           Chairman of the Board of    January 21, 1997
------------------------------- Directors
    N. Stewart Rogers


/s/ Richard E. Engebrecht
------------------------------- Director                    January 21, 1997
    Richard E. Engebrecht


/s/ Paul E. Freiman
------------------------------- Director                    January 21, 1997
    Paul E. Freiman


/s/ Paul H. Hatfield
------------------------------- Director                    January 21, 1997
    Paul H. Hatfield


/s/ Harry Mullikin
------------------------------- Director                    January 21, 1997
    Harry Mullikin


/s/ Sally G. Narodick
------------------------------- Director                    January 21, 1997
    Sally G. Narodick


/s/ William G. Parzybok, Jr.
------------------------------- Director                    January 21, 1997
    William G. Parzybok, Jr.


/s/ William K. Street
------------------------------- Director                    January 21, 1997
    William K. Street

EXHIBIT NUMBER                      EXHIBIT                           PAGE
--------------                      -------                           ----
      4.1      PENWEST, LTD. 1994 Stock Option Plan, as amended
      5.1      Opinion of Bogle & Gates P.L.L.C.
     23.1      Consent of Bogle & Gates P.L.L.C. (included in
               Exhibit 5.1)
     23.2      Consent of Ernst & Young LLP
     24.1      Power of Attorney (See page II-3 of this
               Registration Statement)